Description of Business, Organization, and Liquidity	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business, Organization, and Liquidity
1.	Description of Business, Organization, and Liquidity

The Company began in 2008 and is a manufacturer, developer, producer, and marketer of hand-crafted spirits in the following beverage alcohol categories: bourbon, whiskey, rum, and vodka. The Company currently distributes its products in seven states (Oregon, Washington, Minnesota, Georgia, Pennsylvania, Idaho, and Maryland). The Company also generates revenue from tastings, tasting room tours, private parties, and merchandise sales from its facilities in Oregon. The Company is subject to the Oregon Liquor Control Commission (OLCC) and the Alcohol and Tobacco Tax and Trade Bureau (TTB). The Company is headquartered in Portland, Oregon.

On October 31, 2014, Eurocan Holdings Ltd. (Eurocan) consummated the acquisition (the Acquisition) of Eastside Distilling, LLC (the LLC) pursuant to an Agreement and Plan of Merger (the Agreement) by and among Eurocan, the LLC, and Eastside Distilling, Inc., Eurocan's wholly-owned subsidiary. Pursuant to the Agreement, the LLC merged with and into Eastside Distilling, Inc. The merger consideration for the Acquisition consisted of 32,000,000 shares of Eurocan's common stock. In addition, certain of Eurocan's stockholders cancelled an aggregate of 24,910,000 shares of Eurocan's common stock held by them. As a result, on October 31, 2014, Eurocan had 40,000,000 shares of common stock issued and outstanding, of which 32,000,000 shares were held by the former members of the LLC. Consequently, for accounting purposes, the transaction was accounted for as a reverse acquisition, with the LLC as the acquirer of Eurocan. These financial statements are presented as a continuation of the operations of the LLC with one adjustment to retroactively adjust the legal common stock of Eastside Distilling, Inc. to reflect the legal capital of Eurocan prior to the Acquisition. See note 3 for additional discussion of the Acquisition.

Subsequent to the Acquisition, Eastside Distilling, Inc. merged with and into Eurocan, and Eurocan's name was officially changed to Eastside Distilling, Inc. (Eastside). Prior to the Acquisition, Michael Williams Web Design, Inc. (MWWD) was a wholly-owned subsidiary of Eurocan and constituted the majority of Eurocan's operations. Pursuant to the Agreement and subsequent activity, MWWD became a wholly-owned subsidiary of Eastside on October 31, 2014. MWWD's operations were not significant during the two months ended December 31, 2014. Eastside and MWWD are collectively referred to herein as "the Company".

The fiscal 2014 and 2013 results referred to in these consolidated financial statements represent results on a consolidated basis that include both the results of Eastside Distilling, Inc. and Subsidiary with those of the LLC and provide a full year presentation for comparability purposes. The LLC's period is from January 1, 2013 to October 31, 2014, and Eastside Distilling, Inc. and Subsidiary's period is from November 1, 2014 to December 31, 2014.

Liquidity

The Company incurred a loss of approximately $4.1 million in 2014, largely comprised of the impairment of goodwill of approximately $3.2 million, and used cash flow from operations of approximately $1.1 million. The Company raised net proceeds of approximately $2.2 million from the issuance of common stock in 2014 with approximately $1.1 million of cash on hand at December 31, 2014. Management believes that cash flow from operations and available capital are sufficient to sustain its current level of operations for the next twelve months. However, the Company may require additional capital to expand and market its business to become a nationwide distributor. The Company's ability to raise additional capital, as needed, on beneficial terms or at all could restrict its future growth and limit its current operations.